As filed with the Securities and Exchange Commission on March 24, 2015.

Registration No. 333-202745

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

AMENDMENT NO. 2

TO

FORM S-1

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

ZS PHARMA, INC.

(Exact name of Registrant as specified in its charter)

Delaware	2834	26-3305698
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)

508 Wrangler Drive, Suite 100

Coppell, Texas 75019

(877) 700-0240

(Address, including zip code, and telephone number, including area code, of Registrant’s principal executive offices)

Todd A. Creech

Chief Financial Officer

ZS Pharma, Inc.

508 Wrangler Drive, Suite 100

Coppell, Texas 75019

(877) 700-0240

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:

Kevin P. Kennedy Simpson Thacher & Bartlett LLP 2475 Hanover Street Palo Alto, California 94304 Telephone: (650) 251-5000	Mark Asbury Senior Vice President and General Counsel ZS Pharma, Inc. 805 Veterans Boulevard, Suite 300 Redwood City, California 94063 Telephone: (650) 458-4100	Alan F. Denenberg Davis Polk & Wardwell LLP 1600 El Camino Real Menlo Park, California 94025 Telephone: (650) 752-2000

Approximate date of commencement of proposed sale to the public:

As soon as practicable after the effective date of this Registration Statement.

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box.  ☐

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer ☐	Accelerated filer ☐	Non-accelerated filer ☒	Smaller reporting company ☐
(Do not check if a smaller reporting company)

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

EXPLANATORY NOTE

This Amendment No. 2 to the Registrant’s Registration Statement on Form S-1 (File No. 333-202745) is being filed for the purpose of filing exhibits as indicated in Item 16 of Part II of this Amendment No. 2. No changes or additions are being made to the prospectus constituting Part I of the Registration Statement (not included herein) or to Items 13, 14, 15 or 17 of Part II of the Registration Statement. Accordingly, this Amendment No. 2 consists only of the facing page, this explanatory note, Item 16 of Part II, the signature pages and the Exhibit Index of the Registration Statement.

Item 16.	Exhibits and Financial Statement Schedules.

(a)	Exhibits. See the Exhibit Index attached to this registration statement, which is incorporated by reference herein.

(b)

Financial Statement Schedules. Schedules not listed above have been omitted because the information required to be set forth therein is not applicable or is shown in the financial statements or notes thereto.

Signatures

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Amendment No. 2 to Registration Statement on Form S-1 to be signed on its behalf by the undersigned, thereunto duly authorized, in Coppell, Texas, on March 24, 2015.

ZS PHARMA, INC.

By:	/s/ Todd A. Creech
Todd A. Creech Chief Financial Officer

Signature	Title	Date

/s/ Robert Alexander Robert Alexander	Director and Chief Executive Officer (Principal Executive Officer)	March 24, 2015

/s/ Todd A. Creech Todd A. Creech	Chief Financial Officer (Principal Financial and Accounting Officer)	March 24, 2015

* D. Jeffrey Keyser	Director	March 24, 2015

* Guy Nohra	Director	March 24, 2015

* Marc Ostro	Director	March 24, 2015

* John Whiting	Director	March 24, 2015

* Srinivas Akkaraju	Director	March 24, 2015

* Martin Babler	Director	March 24, 2015

*

The undersigned by signing his name hereto, signs and executes this Amendment No. 2 to Registration Statement on Form S-1 pursuant to the Power of Attorney executed by the above named signatories and previously filed with the Securities and Exchange Commission on March 13, 2015.

*By:	/s/ Todd A. Creech
Todd A. Creech Attorney-In-Fact

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EXHIBIT INDEX

Exhibit Number	Exhibit Description

1.1	Form of Underwriting Agreement.

3.1	Seventh Amended and Restated Certificate of Incorporation (incorporated by reference herein to Exhibit 3.1 of the Form 8-K, filed by the registrant on June 23, 2014).

3.2	Amended and Restated Bylaws (incorporated by reference herein to Exhibit 3.2 of the Form 8-K, filed by the registrant on June 23, 2014).

4.1	Form of Common Stock certificate (incorporated by reference herein to Exhibit 4.1 of the Form S-1, filed by the registrant on May 14, 2014).

5.1*	Opinion of Simpson Thacher & Bartlett LLP

10.1	Fourth Amended and Restated Investors’ Rights Agreement (incorporated by reference herein to Exhibit 4.1 of the Form 10-Q, filed by the registrant on August 14, 2014).

10.2	Form of Indemnification Agreement for directors (incorporated by reference herein to Exhibit 10.2 of the Form S-1, filed by the registrant on May 14, 2014).

10.3	Fourth Amended Stock Incentive Plan (incorporated by reference herein to Exhibit 10.3 of the Form S-1, filed by the registrant on May 14, 2014).

10.4	Form of Stock Option Grant Notice and Incentive Stock Option Agreement under the Fourth Amended Stock Incentive Plan (incorporated by reference herein to Exhibit 10.4 of the Form S-1, filed by the registrant on May 14, 2014).

10.5	Form of Stock Option Grant Notice and Nonstatutory Stock Option Agreement under the Fourth Amended Stock Incentive Plan (incorporated by reference herein to Exhibit 10.5 of the Form S-1, filed by the registrant on May 14, 2014).

10.6	ZS Pharma, Inc. 2014 Incentive Plan (incorporated by reference herein to Exhibit 10.6 of the Form 8-K, filed by the registrant on June 23, 20140).

10.7	Form of Stock Option Grant Notice and Incentive Stock Option Agreement under the 2014 Incentive Plan (incorporated by reference herein to Exhibit 4.6 of the Form S-8, filed by the registrant on July 3, 2014).

10.8	Form of Stock Option Grant Notice and Nonqualified Stock Option Agreement under the 2014 Incentive Plan (incorporated by reference herein to Exhibit 4.7 of the Form S-8, filed by the registrant on July 3, 2014).

10.9	Form of Employment Agreement (incorporated by reference herein to Exhibit 10.9 of the Form S-1, filed by the registrant on May 14, 2014).

10.10	Form of Invention Assignment and Confidentiality Agreement (incorporated by reference herein to Exhibit 10.10 of the Form S-1, filed by the registrant on May 14, 2014).

10.11	License Restructuring Agreement, dated December 19, 2011, by and between ZS Pharma, Inc., HemoCleanse, Inc. and UOP LLC (incorporated by reference herein to Exhibit 10.11 of the Form S-1, filed by the registrant on May 14, 2014).

10.12	License Agreement, dated December 19, 2011, by and between ZS Pharma, Inc. and UOP LLC (incorporated by reference herein to Exhibit 10.12 of the Form S-1, filed by the registrant on May 14, 2014).

10.13	Lease Agreement, dated August 1, 2013, by and between ZS Pharma, Inc. and University of North Texas Health Science Center at Fort Worth (incorporated by reference herein to Exhibit 10.13 of the Form S-1, filed by the registrant on May 14, 2014).

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Exhibit Number	Exhibit Description

10.14	Park West Commerce Center Lease, dated February 13, 2013, by and between ZS Pharma, Inc. and PW Commerce Center LP (incorporated by reference herein to Exhibit 10.14 of the Form S-1, filed by the registrant on May 14, 2014).

10.15	Lease, dated April 26, 2013, by and between ZS Pharma, Inc. and Renault & Handley Oakmead Solar Joint Venture LP (incorporated by reference herein to Exhibit 10.15 of the Form S-1, filed by the registrant on May 14, 2014).

10.16	Sublease, dated October 18, 2013, by and between ZS Pharma, Inc. and InB: Hauser Pharmaceutical Services, Inc. (incorporated by reference herein to Exhibit 10.16 of the Form S-1, filed by the registrant on May 14, 2014).

10.17†	Lease, dated September 1, 2014, by and between ZS Pharma, Inc. and Harvard Investment Company.

10.18	Engagement Agreement, dated September 27, 2010, by and between ZS Pharma, Inc. and Salem Partners LLC (incorporated by reference herein to Exhibit 10.17 of the Form S-1, filed by the registrant on May 14, 2014).

10.19	Engagement Agreement, dated June 29, 2012, by and between ZS Pharma, Inc. and Salem Partners LLC (incorporated by reference herein to Exhibit 10.18 of the Form S-1, filed by the registrant on May 14, 2014).

10.20	Form of Amendment to Employment Agreement (incorporated by reference herein to Exhibit 10.19 of the Form S-1/A, filed by the registrant on May 30, 2014).

10.21	Credit and Security Agreement, dated July 14, 2014, by and among MidCap Financial SBIC LP, MidCap Financial, LLC and ZS Pharma, Inc. (incorporated by reference herein to Exhibit 10.1 of the Form 8-K, filed by the registrant on July 17, 2014).

23.1†	Consent of independent registered public accounting firm dated March 13, 2015.

23.2*	Consent of Simpson Thacher & Bartlett LLP (included in Exhibit 5.1).

23.3*	Consent of independent registered public accounting firm, dated March 23, 2015.

24.1†	Power of Attorney.

†	Indicates exhibits that were previously filed by the registrant on March 13, 2015.
*	Indicates exhibits that were previously filed by the registrant on March 23, 2015.

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